EXHIBIT 10-A-35

SERVICE AGREEMENT NO. 49529
CONTROL NO. 1995-04-30 - 0027


                                  FSS SERVICE AGREEMENT


THIS AGREEMENT, made and entered into this 7th day of November, 1995, by and between:

           COLUMBIA GAS TRANSMISSION CORPORATION ("SELLER")
           AND
           PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED ("BUYER")

WITNESSETH: That in consideration of the mutual covenants herein contained, the parties hereto agree as follows:


Section 1. Service to be Rendered. Seller shall perform and Buyer shall receive the service in accordance with the provisions of the effective FSS Rate Schedule and applicable General Terms and Conditions of Seller's FERC Gas Tariff, Second Revised Volume No. 1 (Tariff), on file with the Federal Energy Regulatory Commission (Commission), as the same may be amended or superseded in accordance with the rules and regulations of the Commission. Seller shall store quantities of gas for Buyer up to but not exceeding Buyer's Storage Contract Quantity as specified in Appendix A, as the same may be amended from time to time by agreement between Buyer and Seller, or in accordance with the rules and regulations of the Commission. Service hereunder shall be provided subject to the provisions of Part 284.223 of Subpart G of the Commission's regulations. Buyer warrants that service hereunder is being provided on behalf of BUYER.

Section 2. Term. Service under this Agreement shall commence as of APRIL 01, 1997 , or upon completion of facilities and shall continue in full force and effect until OCTOBER 31, 2012 , and from YEAR-to-YEAR thereafter unless terminated by either party upon 2 YEARS ' written notice to the other prior to the end of the initial term granted or any anniversary date thereafter. Pre-granted abandonment shall apply upon termination of this Agreement, subject to any right of first refusal Buyer may have under the Commission's regulations and Seller's Tariff.

Section 3. Rates. Buyer shall pay the charges and furnish the Retainage percentage set forth in the above-referenced Rate Schedule and specified in Seller's currently effective Tariff, unless otherwise agreed to by the parties in writing and specified as an amendment to this Service Agreement.

Section 4. Notices. Notices to Seller under this Agreement shall be addressed to it at Post Office Box 1273, Charleston, West Virginia 25325-1273, Attention:
Manager - Agreements Administration and notices to Buyer shall be addressed to it at:

           PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED
           P O BOX 1398
           400 COX ROAD
           GASTONIA,  NC    28053-1398

           ATTN: DANNY SMITH; until changed by either party by written notice.

SERVICE AGREEMENT NO. 49529
CONTROL NO.  1995-04-30-0027


                               FSS SERVICE AGREEMENT



Section 5. Superseded Agreements. This Service Agreement supersedes and cancels, as of the effective date hereof, the following Service Agreements: N/A .


PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED


By:      Franklin H. Yoho

Name:    /s/ Franklin H. Yoho

Title:   Senior Vice President - Marketing & Gas Supply

Date:    10/31/95



COLUMBIA GAS TRANSMISSION CORPORATION

By:       /s/ Stephen M. Warnick

Name:     Stephen M Warnick

Title:    Vice President

Date:     November 7, 1995

Revision No.
Control No. 1995-04-80 - 0027



Appendix A to Service Agreement No.  49529
Under Rate Schedule F S S

 Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED




GFNT / THIS SERVICE AGREEMENT AND ITS EFFECTIVENESS ARE SUBJECT TO PRECEDENT AGREEMENT NO. 47810 BETWEEN BUYER AND SELLER DATED JUNE 27, 1995.

Revision No.
Control No. 1995-04-30 - 0027

Appendix A to Service Agreement No. 49529
Under Rate Schedule FSS
Between (Seller) COLUMBIA GAS TRANSMISSION CORPORATION and (Buyer) PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

                       Storage Contract Quantity            1,060,020 Dth

                       Maximum Daily Storage Quantity      11,778 Dth per day




CANCELLATION OF PREVIOUS APPENDIX A


Service changes pursuant to this Appendix A shall become effective as of April 01, 1997. This Appendix A shall cancel and supersede the previous Appendix A effective as of N/A , to the Service Agreement referenced above. With the exeception of this Appendix A, all other terms and conditions of said Service Agreement shall remain in full force and effect.



       PUBLIC SERVICE COMPANY OF NORTH CAROLINA INCORPORATED

By:        Franklin H. Yoho

Name:      /s/ Franklin H. Yoho

Title:     Senior Vice President - Marketing & Gas Supply

Date:      10/31/95


       COLUMBIA GAS TRANSMISSION CORPORATION

By:        /s/ Stephen M. Warnick

Name:      Stephen M. Warnick

Title:     Vice President

Date:      November 7, 1995